UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 10, 2013
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BIOMIMETIC THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

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Delaware	000-51934	62-1786244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

389 Nichol Mill Lane, Franklin, Tennessee 37067

(Address of Principal Executive Offices) (Zip Code)

(615) 844-1280

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01          Other Events.

On January 10, 2013, the United States District Court, Middle District of Tennessee, dismissed all claims without leave to amend the complaint in the purported securities class action lawsuit captioned Charles M. Sarafin, individually and on behalf of all others similarly situated v. BioMimetic Therapeutics, Inc., Samuel E. Lynch, and Lawrence E. Bullock, filed in July 2011.  BioMimetic is gratified with the Court’s ruling that this suit is without merit. The plaintiffs have until February 11, 2013 to appeal the Court’s decision if they choose to do so.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOMIMETIC THERAPEUTICS, INC.

By:	/s/ Larry Bullock
Name: Larry Bullock
Title: Chief Financial Officer

Date: January 14, 2013